UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 7, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

       0-25060                                            52-1889548
(Commission File Number)                       (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                  68701
(Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

         On November 7, 2005, SPPR - Hotels, LLC ("SPPR"), a single-purpose bankruptcy remote entity 99% owned by Supertel Limited Partnership (a limited partnership 94% owned by Supertel Hospitality, Inc.) and 1% owned by SPPR Holdings, Inc. (a wholly owned subsidiary of Supertel Hospitality), acquired five hotels from Independent Property Operators of America, LLC ("IPOA"). The purchase price for the five hotels was $20,229,705. The hotels consist of: a Comfort Inn in Fayetteville, North Carolina; a Comfort Suites in Ft. Wayne, Indiana; a Comfort Suites in Lafayette, Indiana; a Comfort Suites in Marion, Indiana; and a Comfort Inn & Suites in Warsaw, Indiana. The previously disclosed agreement for the purchase of the hotels from IPOA also provides for the purchase of a sixth hotel, a Comfort Suites in South Bend, Indiana. The parties to the hotel purchase agreement have entered into an amendment of the agreement which provides, in part, that the parties will close on the acquisition of the South Bend hotel on or before November 30, 2005. The amendment provides that the $12,080,000 purchase price for the South Bend hotel will be funded thru the assumption of an approximate $6.1 million promissory note payable to GE Capital Franchise Finance Corporation ("GE Capital"), a $3.0 million promissory note payable to IPOA and the payment of approximately $2.98 million cash. The amendment of the hotel purchase agreement is attached hereto as Exhibit 2.3 and incorporated herein by reference.

         The $20,229,705 purchase price for the five hotels was funded by $5,399,705 of borrowings from Supertel Hospitality's existing credit facilities with Great Western Bank and a $14,830,000 loan from Citigroup Global Markets Realty Corp. ("Citigroup") entered into on November 7, 2005 by SPPR. The Citigroup loan, which is intended to be securitized, is non-recourse to Supertel Hospitality, Supertel Limited Partnership and SPPR, except for certain customary carve-outs to the general non-recourse liability, which carve-outs are guaranteed by Supertel Hospitality. The Citigroup loan is evidenced by documentation generally consistent with loans of similar size that are intended to be pooled in a commercial mortgage backed securities offering, including a promissory note, mortgages or deeds of trust with respect to the five acquired hotels and a non-recourse carve-out guaranty. The Citigroup loan requires monthly principal and interest payments based on a 25 year amortization with the principal balance due and payable on November 11, 2015. The Citigroup loan bears interest at a fixed rate of 5.97%.

         The Citigroup loan is secured by first priority mortgages or deeds of trust on the five acquired hotels and the tangible and intangible property located on or generated from the operations on the hotel properties, including inventory, equipment, fixtures, accounts and general intangibles. The Citigroup loan contains certain affirmative and negative covenants with which SPPR must comply, including maintenance of insurance, single-purpose bankruptcy remote entity requirements, reporting requirements and restrictions on property transfers and the granting of liens. The Citigroup loan also contains provisions requiring that revenue from the hotels be directed to accounts controlled by Citigroup to insure that items such as real estate taxes, insurance and property maintenance are adequately funded. Customary events of default are included in the Citigroup loan, including payment defaults, breaches of covenants and insolvency/bankruptcy events, the occurrence of which give Citigroup the right to accelerate repayment of the loan.

         The description of the Citigroup loan is qualified in its entirety by the loan documents attached to this report as Exhibits 10.1 and 10.2 and incorporated herein by reference.

         The GE Capital note to be assumed in connection with the acquisition of the South Bend hotel was entered into in May 2002 and requires monthly principal and interest payments based on a 20 year amortization with the principal balance due and payable on June 1, 2012. The GE Capital note bears interest at a variable rate of one-month LIBOR plus 3.32%, reset monthly. The GE Capital note will continue to be secured by an existing mortgage on the South Bend hotel in favor of GE Capital. The IPOA note to be given in connection with the acquisition of the South Bend hotel will be due one year after the closing of the acquisition, will require a lump sum payment of principal at maturity, will not bear interest prior to maturity and will be secured by a second mortgage in favor of IPOA (if permitted by GE Capital) and given or guaranteed by Supertel Hospitality.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Financial statements for the hotels acquired from IPOA will be filed under cover of a Form 8-K/A no later than January 21, 2006.

     (b)  Pro Forma Financial Information.

          Pro forma financial information on the IPOA hotel acquisition will be filed under cover of a Form 8-K/A no later than January 21, 2006.

     (c)  Exhibits.

     2.3 Amendment to Purchase Agreement dated November 7, 2005 among Supertel Limited Partnership and Independent Property Operators of America, LLC.

     10.1 Fixed Rate Note dated November 7, 2005 made by SPPR - Hotels, LLC to the order of Citigroup Global Markets Realty Corp. and form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 7, 2005 from SPPR - Hotels, LLC and SPPR TRS Subsidiary, LLC for the benefit of Citigroup Global Markets Realty Corp.

     10.2 Non-Recourse Carve-Out Guaranty dated November 7, 2005 executed by Supertel Hospitality, Inc. in favor of Citigroup Global Markets Realty Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Supertel Hospitality, Inc.


Date:  November 9, 2005           By:    /s/ Donavon A. Heimes
                                      ----------------------------------------
                                      Name:   Donavon A. Heimes
                                      Title:  Chief Financial Officer, Treasurer
                                               and Secretary

                                  EXHIBIT INDEX

Exhibit                             Description                     Page. No.

2.3     Amendment to Purchase Agreement dated November 7, 2005
        among Supertel Limited Partnership and Independent Property
        Operators of America, LLC..........................................

10.1    Fixed Rate Note dated November 7, 2005 made by SPPR - Hotels,
        LLC to the order of Citigroup Global Markets Realty Corp. and form of Mortgage, Assignment of Leases and Rents, Security Agreement
        and Fixture Filing dated November 7, 2005 from SPPR - Hotels, LLC and SPPR TRS Subsidiary, LLC for the benefit of Citigroup Global
        Markets Realty Corp................................................

10.2    Non-Recourse Carve-Out Guaranty dated November 7, 2005
        executed by Supertel Hospitality, Inc. in favor of Citigroup Global
        Markets Realty Corp................................................